UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Paramount Gold Nevada Corp.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36908	98-0138393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street
Winnemucca, Nevada	89445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 775 625-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	PZG	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 17, 2026, Paramount Gold Nevada Corp. (the “Company”) issued a press release announcing the results of a Technical Report Summary Initial Assessment, prepared in accordance with subpart 1300 of Regulation S-K, for its 100%-owned Sleeper Gold Project located in Humboldt County, Nevada. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This report, including Exhibit 99.1, contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially. Additional information regarding these risks is set forth in Exhibit 99.1 and in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement except as required by law.

The information furnished under this Item 7.01, including the referenced exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01 Other Events

On June 17, 2022, Paramount Gold Nevada Corp. (the “Company”) announced that it had completed a technical report summary, effective as of April 29, 2026, which had been prepared in accordance with the requirements of subpart 1300 of Regulation S-K, for its Sleeper Gold Project (the “Report”). The Report and the corresponding consent of the “Qualified Person” are filed as Exhibits 99.2 and 23.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Qualified Person - SLR International Corporation

99.1	Press release of Paramount Gold Nevada Corp. dated June 17, 2026.

99.2	Technical Report Summary for the Sleeper Gold Project effective April 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paramount Gold Nevada Corp.

Date: June 23, 2026	By:	/s/ Rachel Goldman
Rachel Goldman, Chief Executive Officer